THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2003

Herbert W. Gullquist, Managing Director and Chief Investment Officer of Lazard Asset Management LLC ("Lazard"), the investment manager of each Portfolio of The Lazard Funds, Inc. (the "Fund"), has announced that, effective December 31, 2003, he will retire from Lazard. The Fund's Portfolios will continue to be managed on a team basis, with the other persons listed in the Prospectus primarily responsible for the day-to-day management of the Portfolios' assets.

October 16, 2003